UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K/A
(Amendment No. 1)
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-24185

Date of Report: April 16, 2008

CHINA AOXING PHARMACEUTICAL COMPANY, INC.

(Exact name of registrant as specified in its charter)

Florida	65-0636168
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

444 Washington Blvd., Unit 2424, Jersey City, NJ	07310
(Address of principal executive offices)	(Zip Code)

(201) 420-1075

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1
This amendment is being filed in order in include the financial statements of Shijiazhuang Lerentang Pharmaceutical Company Limited and the pro forma financial statements.

Item 2.01                      Completion of Acquisition of Assets
Item 3.02                      Unregistered Sale of Equity Securities

On April 16, 2008, Hebei Aoxing Pharmaceutical Group Company, a subsidiary of China Aoxing Pharmaceutical Company, Inc., completed the acquisition of 100% of the registered capital of Shijiazhuang Lerentang Pharmaceutical Company Limited (“LRT”).  LRT is engaged in the manufacture and distribution of Chinese traditional medicines within China.

In exchange for transfer of ownership of LRT to Hebei Aoxing Pharmaceutical Group, China Aoxing Pharmaceutical Group paid to the shareholders of LRT 80 million RMB (approximately $10.8 million) and issued 8 million shares of common stock.  China Aoxing Pharmaceutical Group paid the purchase price with funds received from its simultaneous sale of common stock to American Oriental Bioengineering, Inc. pursuant to their April 15, 2008 contract.

China Aoxing Pharmaceutical Company, Inc. owns 60% of the registered capital of Hebei Aoxing Pharmaceutical Group Company, and has contracted to purchase an additional 35% from its Chairman.

Item 9.01                      Financial Statements and Exhibits

Financial Statements

Appendix A:	Financial statements of Shijiazhuang Lerentang Pharmaceutical Co., Ltd. for the years ended June 30, 2007 and 2006 (audited)

Appendix B:	Financial statements of Shijiazhuang Lerentang Pharmaceutical Co., Ltd for the six month period ended December 31, 2007 (unaudited)

Appendix C:	Pro forma financial statements showing the historical pro forma effect of the acquisition on the financial statements of China Aoxing Pharmaceutical Group, Inc.

Exhibits

10-a.
Acquisition Agreement dated March 11, 2008 between China Aoxing Pharmaceutical Company, Inc. and the holders of the registered equity of Shijiazhuang Lerentang Pharmaceutical Company Limited – filed as an exhibit to the Current Report on Form 8-K filed on March 13, 2008 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Aoxing Pharmaceutical Company, Inc.
Dated: May 15, 2008	By: /s/ Zhenjiang Yue
Zhenjiang Yue, Chief Executive Officer

APPENDIX A

SHIJAZHUANG LERENTANG PHARMACEUTICAL CO., LTD.

FINANCIAL STATEMENTS
WITH
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

YEARS ENDED JUNE 30, 2007 AND 2006

Paritz & Company, P.A.	15 Warren Street, Suite 25 Hackensack, New Jersey 07601 (201)342-7753 Fax: (201) 342-7598 E-Mail: paritz @paritz.com
Certified Public Accountants

REPORT OF INDEPENDENT REGISTERED PUBLIC  ACCOUNTING FIRM

Board of Directors
Shijazhuang Lerentang Pharmaceutical Co., Ltd.

We have audited the accompanying balance sheets of Shijazhuang Lerentang Pharmaceutical Co., Ltd. as of June 30, 2007 and 2006 and the related statements of income, owners’ capital and cash flows for the years then ended.   These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shijazhuang Lerentang Pharmaceutical Co., Ltd. as of June 30, 2007 and 2006, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Paritz & Company, P.A.

Hackensack, New Jersey
September 28, 2007

SHIJAZHUANG LERENTANG PHARMACEUTICAL CO., LTD.

BALANCE SHEETS

	JUNE 30,
	2007	2006

ASSETS
CURRENT ASSETS:
Cash	$234,206	$98,592
Accounts receivable, net of allowance for doubtful accounts of $580,000 in 2007 and $553,000 in 2006	3,242,295	1,761,008
Inventories	764,402	1,103,827
Prepaid expenses	28,897	-
TOTAL CURRENT ASSETS	4,269,800	2,963,427

PROPERTY AND EQUIPMENT, NET	9,831,610	9,609,251

TOTAL ASSETS	$14,101,410	$12,572,678

LIABILITIES AND OWNERS’ CAPITAL
CURRENT LIABILITIES:
Note payable - bank	$1,678,689	$1,612,298
Accounts payable	2,864,099	3,345,168
Accrued expenses	349,680	268,937
Taxes payable	144,349	150,433
TOTAL CURRENT LIABILITIES	5,036,817	5,376,836

OWNERS’ CAPITAL:
Contributed capital	3,245,729	3,245,729
Foreign currency translation	592,015	197,729
Retained earnings	5,226,848	3,752,384
TOTAL OWNERS’ CAPITAL	9,064,593	7,195,842

TOTAL LIABILITIES AND OWNERS’ CAPITAL	$14,101,410	$12,572,678

See notes to financial statements

SHIJAZHUANG LERENTANG PHARMACEUTICAL CO., LTD.

STATEMENTS OF INCOME

	YEAR ENDED JUNE 30,
	2007	2006

SALES	$9,562,800	$9,175,842

COST OF SALES	5,063,210	4,474,995

GROSS PROFIT	4,499,590	4,700,847

COSTS AND EXPENSES:
General and administrative	1,341,977	1,128,369
Selling expenses	1,011,594	906,747
Depreciation	473,141	431,138
Interest expense, net	198,413	208,355
TOTAL COSTS AND EXPENSES	3,025,125	2,674,609

NET INCOME	$1,474,465	$2,026,238

See notes to financial statements

SHIJAZHUANG LERENTANG PHARMACEUTICAL CO., LTD.

STATEMENT OF CHANGES IN OWNER’S CAPITAL

	CONTRIBUTED CAPITAL	RETAINED EARNINGS	OTHER COMPREHENSIVE INCOME	TOTAL OWNERS’ CAPITAL

BALANCE – DECEMBER 31, 2005	$3,245,729	$1,726,146	$-	$4,971,875

Capital contributions	-	-	-	-

Foreign currency translation adjustment	-	-	197,729	197,729

Net income	-	2,026,238	-	2,026,238

BALANCE – JUNE 30, 2006	3,245,729	3,752,384	197,729	7,195,842

Capital contributions	-	-	-	-

Foreign currency translation adjustment	-	-	394,286	394,286

Net income	-	1,474,465	-	1,474,465

BALANCE – JUNE 30, 2007	$3,245,729	$5,226,849	$592,015	$9,064,593

See notes to financial statements

SHIJAZHUANG LERENTANG PHARMACEUTICAL CO., LTD.

STATEMENTS OF CASH FLOWS

	YEAR ENDED JUNE 30,
	2007	2006

OPERATING ACTIVITIES:
Net income	$1,474,465	$2,026,238
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	473,141	431,138
Changes in operating assets and liabilities:
Inventories	393,856	210,002
Accounts receivable	(1,394,449)	345,406
Accounts payable	(578,543)	(1,250,878)
Prepaid expenses	(28,896)	52,995
Taxes payable	(13,501)	58,487
NET CASH PROVIDED BY OPERATING ACTIVITIES	326,073	1,873,388

INVESTING ACTIVITIES:
Acquisition of property and equipment	(248,863)	(437,541)
NET CASH USED IN INVESTING ACTIVITIES	(248,863)	(437,541)

FINANCING ACTIVITIES:
Payment of short-term note	(13,115)	(1,633,487)
NET CASH USED IN FINANCING ACTIVITIES	(13,115)	(1,633,487)

EFFECT OF EXCHANGE RATE ON CASH	71,519	11,267

INCREASE (DECREASE) IN CASH	135,614	(186,373)

CASH – BEGINNING OF YEAR	98,592	284,965

CASH – END OF YEAR	$234,206	$98,592

Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest	$194,753	$219,840

See notes to financial statements

SHIJAZHUANG LERENTANG PHARMACEUTICAL CO., LTD.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2007

1          SIGNIFICANT ACCOUNTING POLICIES

Business description

Shijazhuang Lerentang Pharmaceutical Co., Ltd. (the “Company”) was formed in May 2002 in Shijazhuang, Peoples Republic of China (“PRC”).  The company is a pharmaceutical company specializing in the manufacturing and distribution of modernized Chinese traditional medicines, with a strong portfolio of pain management products.

Accounting methods

The Company=s financial statements are prepared using the accrual method of accounting.  The Company has elected a fiscal year ending on June 30th.

Uses of estimates in the preparation of financial statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net revenue and expenses during each reporting period.  Actual results could differ from those estimates.

Cash and cash equivalents

The Company includes in cash and cash equivalents all short-term, highly liquid investments that mature within three months of their acquisition date.  Cash equivalents consist principally of investments in interest-bearing demand deposit accounts and liquidity funds with financial institutions and are stated at cost, which approximates fair value.

The Company maintains cash and cash equivalents with financial institutions in the PRC.  The Company performs periodic evaluation of the relative credit standing of financial institutions that are considered in the Company=s investment strategy.

Inventories

Inventories are valued at the lower of cost as determined by the first-in, first-out method or market.

Property and equipment

Property and equipment are recorded at cost.  Depreciation is provided in amounts sufficient to amortize the cost of the related assets over their useful lives using the straight line method for financial reporting purposes, whereas accelerated methods are used for tax purposes.

Maintenance, repairs and minor renewals are charged to expense when incurred. Replacements and major renewals are capitalized.

Impairment of Long Lived Assets

The Company accounts for the impairment of long-live assets in accordance with SFAS No. 144,
“Accounting for the Impairment or Disposal of Long-Lived Assets”.  Long-lived assets are reviewed for impairment when circumstances indicate the carrying value of an asset may not be recoverable.  For assets that are to be held and used, an impairment is recognized when the estimated undiscounted cash flows associated with the asset or group of assets is less than their carrying value.  If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded as the difference between the carrying value and fair value.  Fair values are determined based on quoted market values, discounted cash flows or internal and external appraisals, as applicable.  Assets to be disposed of are carried at the lower of carrying value or estimated net realizable value.

Deferred income taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 (ASFAS 109") which requires that deferred tax assets and liabilities be recognized for future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  In addition, SFAS 109 requires recognition of future tax benefits, such as carryforwards, to the extent that realization of such benefits is more likely than not and that a valuation allowance be provided when it is more likely than not that some portion of the deferred tax asset will not be realized.

Currency translation

Since the Company operates primarily in the PRC, the Company=s functional currency is the Chinese Yuan (ARMB@).  Revenue and expense accounts are translated at the average rates during the period, and balance sheet items are translated at year-end rates.  Translation adjustments arising from the use of differing exchange rates from period to period are included as a component of owner’s equity.  Gains and losses from foreign currency transactions are recognized in current operations.

New Accounting Pronouncements

In July 2006 the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109,” (“FIN 48”), which seeks to reduce the diversity in practice associated with the accounting and reporting for uncertainty in income tax positions.  This interpretation prescribes a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of uncertain tax positions taken or expected to be taken in income tax returns.  An uncertain tax position will be recognized if it is determined that it is more likely than not to be sustained upon examination.  The tax position is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement.  The cumulative effect of applying the provisions of this interpretation is to be reported as a separate adjustment to the opening balance of retained earnings in the year of adoption.  FIN 48 is effective for fiscal years beginning after December 15, 2006.

Revenue Recognition

Sales are recognized when revenue is realized or realizable and has been earned.  Revenue transactions represent sales of inventory.  The revenue recorded is presented net of sales and other taxes that are collected on behalf of governmental authorities.

Cost of Sales

Cost of sales is primarily comprised of direct materials and supplies consumed in the manufacture of products, as well as manufacturing labor, depreciation expense and direct overhead expenses necessary to acquire and convert the purchased materials and supplies into finished products.

2	PROPERTY AND EQUIPMENT

A summary of property and equipment and the estimated lives used in the computation of depreciation and amortization is as follows:

	June 30
	2007	2006	Life

Building	$8,911,897	$8,445,984	40 years
Plant equipment	3,130,254	2,900,248	10 years
Office equipment	113,958	107,912	10 years
Land lease rights	659,768	628,200	50 years
Transportation equipment	317,419	195,343	8 years
	13,133,296	12,277,687
Accumulated depreciation	3,301,686	2,668,436
	$9,831,610	$9,609,251

3          NOTE PAYABLE – BANK

This loan bears interest at 7.32%, is due December, 27 2007, and is collateralized by substantially all assets of the Company.

4           INCOME TAXES

The company has received an exemption from income tax through June 30, 2007.

5           CAPITAL

Pursuant to the laws of the PRC, the owner of the Company receives Certificates of Registered Capital and Capital Contribution Verification Forms evidencing the initial and subsequent funding of the Company.  No shares of stock are issued pursuant to these investments.

6	RISK FACTORS

Vulnerability due to Operations in PRC

The Company=s operations may be adversely affected by significant political, economic and social uncertainties in the PRC.  Although the PRC government has been pursuing economic reform policies for more than twenty years, no assurance can be given that the PRC government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting the PRC=s political, economic and social conditions.  There is also no guarantee that the PRC government=s pursuit of economic reforms will be consistent or effective.

Substantially all of the Company=s businesses are transacted in RMB, which is not freely convertible.  The People=s Bank of China or other banks are authorized to buy and sell foreign currencies at the exchange rates quoted by the People=s Bank of China.  Approval of foreign currency payments by the People=s Bank of China or other institutions requires submitting a payment application form together with suppliers’ invoices, shipping documents and signed contracts.

Since the Company has its primary operations in the PRC, the majority of its revenues will be settled in RMB, not U.S. Dollars. Due to certain restrictions on currency exchanges that exist in the PRC, the Company’s ability to use revenue generated in RMB to pay any dividend payments to its shareholders may be limited.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to significant concentration of credit risk is primarily cash.  As of June 30, 2007, substantially all of the Company=s cash was managed by financial institutions.

Other Risks

Although the process of approval by the government of the PRC to manufacture pharmaceuticals is in its final stages, there is no assurance that such approval will be obtained.  Failure to obtain such approvals could have a material adverse effect on the Company’s planned operations.

7          SUBSEQUENT EVENTS

In March 2008, the Company signed a definitive acquisition agreement to sell 100% ownership of the Company to China Aoxing Pharmaceutical Co., Inc. and Subsidiaries (“China Aoxing”).  The purchase price will be paid 80 million RMB (approximately $11 million) in cash and 8 million shares of China Aoxing’s common stock.  The acquisition was completed in April 2008.

APPENDIX B

SHIJAZHUANG LERENTANG PHARMACEUTICAL CO., LTD.

FINANCIAL STATEMENTS
WITH
ACCOUNTANTS’ REVIEW REPORT

SIX MONTHS ENDED DECEMBER 31, 2007

Paritz & Company, P.A.	15 Warren Street, Suite 25 Hackensack, New Jersey 07601 (201)342-7753 Fax: (201) 342-7598 E-Mail: paritz @paritz.com
Certified Public Accountants

ACCOUNTANTS’ REVIEW REPORT

Board of Directors
Shijazhuang Lerentang Pharmaceutical Co., Ltd.

We have reviewed the accompanying balance sheet of Shijazhuang Lerentang Pharmaceutical Co., Ltd. as of December 31, 2007 and the related statements of income, owners’ equity and cash flows for the six months then ended in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.  All information included in these financial statements is the representation of the management of Shijazhuang Lerentang Pharmaceutical Co., Ltd.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data.  It is substantially less in scope than an examination in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole.  Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

/s/ Paritz & Company, P.A.

Hackensack, New Jersey
May 13, 2008

SHIJAZHUANG LERENTANG PHARMACEUTICAL CO., LTD.

BALANCE SHEET

DECEMBER 31, 2007
(Unaudited)

CURRENT ASSETS:
Cash	$188,911
Accounts receivable, net of allowance for doubtful accounts of $683,147	1,466,685
Inventories	787,371
Prepaid expenses and other sundry current assets	773,269
TOTAL CURRENT ASSETS	3,216,236

PROPERTY AND EQUIPMENT, NET	10,098,796

TOTAL ASSETS	$13,315,032

LIABILITIES AND OWNERS’ CAPITAL

CURRENT LIABILITIES:
Note payable - bank	$1,750,068
Accounts payable	977,683
Employee loan payable	979,381
Accrued expenses	1,819,102
Taxes payable	332,109
TOTAL CURRENT LIABILITIES	5,858,343

OWNERS’ CAPITAL:
Contributed capital	3,245,729
Foreign currency translation	1,101,327
Retained earnings	3,109,633
TOTAL OWNERS’ CAPITAL	7,456,689

TOTAL LIABILITIES AND OWNERS’ CAPITAL	$13,315,032

See accountants’ review report

SHIJAZHUANG LERENTANG PHARMACEUTICAL CO., LTD.

STATEMENT OF INCOME

SIX MONTHS ENDED DECEMBER 31, 2007
(Unaudited)

SALES	$7,178,945

COST OF SALES	3,653,898

GROSS PROFIT	3,525,047

COSTS AND EXPENSES:
General and administrative	921,449
Selling expenses	1,346,418
Interest expense, net	57,953
TOTAL COSTS AND EXPENSES	2,325,820

INCOME BEFORE INCOME TAXES	1,199,227

Income taxes	429,077

NET INCOME	$770,150

See accountants’ review report

SHIJAZHUANG LERENTANG PHARMACEUTICAL CO., LTD.

STATEMENT OF CHANGES IN OWNER’S CAPITAL

SIX MONTHS ENDED DECEMBER 31, 2007
(Unaudited)

	CONTRIBUTED CAPITAL	RETAINED EARNINGS	OTHER COMPREHENSIVE INCOME	TOTAL OWNERS’ CAPITAL

BALANCE – JUNE 30, 2007	$3,245,729	$5,226,849	$592,015	$9,064,593

Owner’s distributions	-	(2,887,366)	-	(2,887,366)

Foreign currency translation adjustment	-	-	509,312	509,312

Net income	-	770,150	-	770,150

BALANCE – DECEMBER 31, 2007	$3,245,729	$3,109,633	$1,101,327	$7,456,689

See accountants’ review report

SHIJAZHUANG LERENTANG PHARMACEUTICAL CO., LTD.

STATEMENT OF CASH FLOWS

SIX MONTHS ENDED DECEMBER 31, 2007
(Unaudited)

OPERATING ACTIVITIES:
Net income	$770,150
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	305,917
Changes in operating assets and liabilities:
Inventories	9,534
Accounts receivable	1,255,251
Prepaid expenses and other sundry current assets	(115,044)
Accounts payable and accrued expenses	425,734
Taxes payable	181,622
NET CASH PROVIDED BY OPERATING ACTIVITIES	2,833,164

INVESTING ACTIVITIES:
Acquisition of property and equipment	(33,047)
NET CASH USED IN INVESTING ACTIVITIES	(33,047)

FINANCING ACTIVITIES:
Owner distributions	(2,887,366)
NET CASH USED IN FINANCING ACTIVITIES	(2,887,366)

EFFECT OF EXCHANGE RATE ON CASH	41,954

DECREASE IN CASH	(45,295)

CASH – BEGINNING OF PERIOD	234,206

CASH – END OF PERIOD	$188,911

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$57,687

See accountants’ review report

SHIJAZHUANG LERENTANG PHARMACEUTICAL CO., LTD.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007
(Unaudited)

1          SIGNIFICANT ACCOUNTING POLICIES

Business description

Shijazhuang Lerentang Pharmaceutical Co., Ltd. (the “Company”) was formed in May 2002 in Shijazhuang, Peoples Republic of China (“PRC”).  The company is a pharmaceutical company specializing in the manufacturing and distribution of modernized Chinese traditional medicines, with a strong portfolio of pain management products.

Accounting methods

The Company=s financial statements are prepared using the accrual method of accounting.  The Company has elected a fiscal year ending on June 30th.

Uses of estimates in the preparation of financial statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net revenue and expenses during each reporting period.  Actual results could differ from those estimates.

Cash and cash equivalents

The Company includes in cash and cash equivalents all short-term, highly liquid investments that mature within three months of their acquisition date.  Cash equivalents consist principally of investments in interest-bearing demand deposit accounts and liquidity funds with financial institutions and are stated at cost, which approximates fair value.

The Company maintains cash and cash equivalents with financial institutions in the PRC.  The Company performs periodic evaluation of the relative credit standing of financial institutions that are considered in the Company=s investment strategy.

Inventories

Inventories are valued at the lower of cost as determined by the first-in, first-out method or market.

Property and equipment

Property and equipment are recorded at cost.  Depreciation is provided in amounts sufficient to amortize the cost of the related assets over their useful lives using the straight line method for financial reporting purposes, whereas accelerated methods are used for tax purposes.

Maintenance, repairs and minor renewals are charged to expense when incurred. Replacements and major renewals are capitalized.

(Unaudited)

Impairment of Long Lived Assets

The Company accounts for the impairment of long-live assets in accordance with SFAS No. 144,
“Accounting for the Impairment or Disposal of Long-Lived Assets”.  Long-lived assets are reviewed for impairment when circumstances indicate the carrying value of an asset may not be recoverable.  For assets that are to be held and used, an impairment is recognized when the estimated undiscounted cash flows associated with the asset or group of assets is less than their carrying value.  If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded as the difference between the carrying value and fair value.  Fair values are determined based on quoted market values, discounted cash flows or internal and external appraisals, as applicable.  Assets to be disposed of are carried at the lower of carrying value or estimated net realizable value.

Deferred income taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 (ASFAS 109") which requires that deferred tax assets and liabilities be recognized for future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  In addition, SFAS 109 requires recognition of future tax benefits, such as carryforwards, to the extent that realization of such benefits is more likely than not and that a valuation allowance be provided when it is more likely than not that some portion of the deferred tax asset will not be realized.

Currency translation

Since the Company operates primarily in the PRC, the Company=s functional currency is the Chinese Yuan (ARMB@).  Revenue and expense accounts are translated at the average rates during the period, and balance sheet items are translated at year-end rates.  Translation adjustments arising from the use of differing exchange rates from period to period are included as a component of owner’s equity.  Gains and losses from foreign currency transactions are recognized in current operations.

New Accounting Pronouncements

In July 2006 the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109,” (“FIN 48”), which seeks to reduce the diversity in practice associated with the accounting and reporting for uncertainty in income tax positions.  This interpretation prescribes a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of uncertain tax positions taken or expected to be taken in income tax returns.  An uncertain tax position will be recognized if it is determined that it is more likely than not to be sustained upon examination.  The tax position is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement.  The cumulative effect of applying the provisions of this interpretation is to be reported as a separate adjustment to the opening balance of retained earnings in the year of adoption.  FIN 48 is effective for fiscal years beginning after December 15, 2006.

(Unaudited)

Revenue Recognition

Sales are recognized when revenue is realized or realizable and has been earned.  Revenue transactions represent sales of inventory.  The revenue recorded is presented net of sales and other taxes that are collected on behalf of governmental authorities.

Cost of Sales

Cost of sales is primarily comprised of direct materials and supplies consumed in the manufacture of products, as well as manufacturing labor, depreciation expense and direct overhead expenses necessary to acquire and convert the purchased materials and supplies into finished products.

2	PROPERTY AND EQUIPMENT

A summary of property and equipment and the estimated lives used in the computation of depreciation and amortization as of December 31, 2007 is as follows:

	Amount	Life
Building	$9,341,595	40 years
Plant equipment	3,295,329	10 years
Office equipment	119,877	10 years
Land lease rights	691,081	50 years
Transportation equipment	330,916	8 years
	13,778,798
Accumulated depreciation	3,680,002
	$10,098,796

3           NOTE PAYABLE – BANK

This loan bears interest at 7.32%, is due December 31, 2007, and is collateralized by substantially all assets of the Company. The entire note was paid off April 15, 2008.

4           EMPLOYEE LOAN PAYABLE

This loan is non-interest bearing and due on demand.

5           CAPITAL

Pursuant to the laws of the PRC, the owner of the Company receives Certificates of Registered Capital and Capital Contribution Verification Forms evidencing the initial and subsequent funding of the Company.  No shares of stock are issued pursuant to these investments.

(Unaudited)

6	RISK FACTORS

Vulnerability due to Operations in PRC

The Company=s operations may be adversely affected by significant political, economic and social uncertainties in the PRC.  Although the PRC government has been pursuing economic reform policies for more than twenty years, no assurance can be given that the PRC government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting the PRC=s political, economic and social conditions.  There is also no guarantee that the PRC government=s pursuit of economic reforms will be consistent or effective.

Substantially all of the Company=s businesses are transacted in RMB, which is not freely convertible.  The People=s Bank of China or other banks are authorized to buy and sell foreign currencies at the exchange rates quoted by the People=s Bank of China.  Approval of foreign currency payments by the People=s Bank of China or other institutions requires submitting a payment application form together with suppliers’ invoices, shipping documents and signed contracts.

Since the Company has its primary operations in the PRC, the majority of its revenues will be settled in RMB, not U.S. Dollars. Due to certain restrictions on currency exchanges that exist in the PRC, the Company’s ability to use revenue generated in RMB to pay any dividend payments to its shareholders may be limited.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to significant concentration of credit risk is primarily cash.  As of June 30, 2007, substantially all of the Company=s cash was managed by financial institutions.

Other Risks

Although the process of approval by the government of the PRC to manufacture pharmaceuticals is in its final stages, there is no assurance that such approval will be obtained.  Failure to obtain such approvals could have a material adverse effect on the Company’s planned operations.

7          SUBSEQUENT EVENTS

In April 2008, 100% of the Company was acquired by China Aoxing.  The purchase price was 80 million RMB (approximately $10.8 million) in cash and 8 million shares of China Aoxing common stock.

APPENDIX C

Pro Forma Financial Statements of
China Aoxing Pharmaceutical Company, Inc.

The following unaudited pro forma financial statements give effect, as if they happened on June 30, 2006, to the following events that occurred in April 2008:

▪	The sale of 30 million common shares to American Oriental Bioengineering for $18,000,000;
▪	The acquisition of Shijiazhuang Lerentang Pharmaceutical Company Limited

Management believes that the assumptions used provide a reasonable basis on which to present the unaudited pro forma financial statements.  However, the unaudited pro forma financial statements may not be indicative of the financial position or results of operations that the Company would have enjoyed if the events had actually occurred on June 30, 2006, and may also not be an accurate reflection of the financial position or results of operations that the Company will enjoy in the future as a result of the events reflected in the unaudited pro forma financial statements.

China Aoxing Pharmaceutical Company, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
June 30, 2007

			Pro Forma		Pro Forma
	China Aoxing	Lerentang	Adjustment		Consolidated
ASSETS
CURRENT ASSETS:
Cash	1,511,127	234,206	18,000,000	(1)	8,297,333
			(11,448,000	) (2)

Accounts Receivable	112,602	3,242,295			3,354,897
Inventories	219,742	764,402			984,144
Prepaid expenses and sundry current assets	117,560	28,897			146,457
Total Current Assets	1,961,031	4,269,800	6,552,000		12,782,831

Property and equipment, net	19,218,587	9,831,610			29,050,197

Goodwill			12,951,407	(2)	12,951,407
Deferred Interest	9,531,771				9,531,771

TOTAL ASSETS	30,711,389	14,101,410	19,503,407		64,316,206

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Short-term borrowings	262,302	-			262,302
Note payable - bank	-	1,678,689			1,678,689
Accounts payable	896,300	2,864,099			3,760,399
Loan payable - other	499,148				499,148
Due to shareholders	1,133,019				1,133,019
Accrued expenses and taxes payable	1,927,505	494,029			2,421,534
Current portion of long-term debt	6,885,290				6,885,290
Total Current Liabilities	11,603,564	5,036,817	-		16,640,381

Long-Term Debt	4,327,982				4,327,982
Convertible Debentures	2,547,000				2,547,000

STOCKHOLDERS' EQUITY
Common Stock	40,205		30,000	(1)	78,205
			8,000	(3)

Preferred stock	277				277
Additional paid-in capital	18,602,922	3,245,729	17,970,000	(1)	47,132,922
			10,560,000	(3)
			(3,245,729	) (4)

Retained earnings (decifit)	(6,791,969)	5,226,849	(5,226,849	) (4)	(6,791,969)
Accumulated other comprehensive income	381,408	592,015	(592,015	) (4)	381,408
Total Stockholders Equity	12,232,843	9,064,593	19,503,407		40,800,843

Total Liabilities and Stockholders Equity	30,711,389	4,101,410	19,503,407		64,316,206

(1)	Issuance of 30,000,000 shares of the Company’s common stock for $18,000,000

(2)	Allocation of Purchase Price:

Net Cash paid for acquisition	11,448,000
Common Stock Issued	10,568,000

Total acquisition consideration	22,016,000
Less: estimated net book value of net assets acquired	9,064,593

Excess purchase price to be allocated	12,951,407	(a)

(a)
The company has not yet completed its appraisal of the assets acquired, therefore the entire excess purchase price is allocated to goodwill and will be adjusted upon final valuation of identifiable assets acquired and liabilities assumed.

(3)	Issuance of 8,000,000 shares of common stock as consideration of acquisition of Lerentang.

(4)	Reflects the elimination of Lerentangs historical shareholder equity accounts.

China Aoxing Pharmaceutical Company, Inc.
Unaudited Pro Forma Statement of Operations
For the Year Ended June 30, 2007

	China Aoxing	Lerentang	Adjustment	Total

SALES	$1,938,639	$9,562,800		$11,501,439

COST OF SALES	1,038,563	5,063,210		6,101,773

GROSS PROFIT	900,076	4,499,590		5,399,666

COSTS AND EXPENSES
Research and development	270,720	-		270,720
General and administrative expenses	1,480,844	1,341,977		2,822,821
Interest expense	940,006	198,413		1,138,419
Depreciation	555,998	473,141		1,029,139
Selling expenses	-	1,011,594		1,011,594
Amortization of deferred interest	1,532,133	-		1,532,133
TOTAL COSTS AND EXPENSES	4,779,701	3,025,125		7,804,826

NET LOSS	$(3,879,625)	$1,474,465		$(2,405,160)

Basic and diluted earnings per common share	$(0.10)			$(0.03)

Weighted average number of shares outstanding	40,098,373		38,000,000	78,098,373

This pro forma statement does not include any adjustments for expenses resulting from the allocation of the purchase price to specific identifiable tangible and intangible asset.

There were no intercompany transactions between China Aoxing and Lerentang to be eliminated during the period presented.

China Aoxing Pharmaceutical Company, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
December 31, 2007

			Pro Forma		Pro Forma
	China Aoxing	Lerentang	Adjustment		Consolidated
ASSETS
CURRENT ASSETS:
Cash	784,893	188,911	18,000,000	(1)	7,525,804
			(11,448,000	) (2)

Accounts Receivable	266,160	1,466,685			1,732,845
Inventories	405,546	787,371			1,192,917
Prepaid expenses and sundry current assets	140,095	773,269			913,364
Total Current Assets	1,596,694	3,216,236	6,552,000		11,364,930

Property and equipment, net	19,679,401	10,098,796			29,778,197

Goodwill			14,559,311	(2)	14,559,311
Deferred Interest	8,491,941				8,491,941

TOTAL ASSETS	29,768,036	13,315,032	21,111,311		64,194,379

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Short-term borrowings	273,444	-			273,444
Note payable - bank	-	1,750,068			1,750,068
Accounts payable	737,030	977,683			1,714,713
Loan payable - other	677,013	979,381			1,656,394
Due to shareholders	679,438				679,438
Accrued expenses and taxes payable	2,617,711	2,151,211			4,768,922
Current portion of long-term debt	11,689,607				11,689,607
Total Current Liabilities	16,674,243	5,858,343	-		22,532,586

Convertible Debentures	2,202,000				2,202,000

STOCKHOLDERS' EQUITY
Common Stock	40,826		30,000	(1)	78,826
			8,000	(3)

Preferred stock	277				277
Additional paid-in capital	19,622,572	3,245,729	17,970,000	(1)	48,152,572
			10,560,000	(3)
			(3,245,729	) (4)

Retained earnings (decifit)	(9,375,849)	3,109,633	(3,109,633	) (4)	(9,375,849)
Accumulated other comprehensive income	603,967	1,101,327	(1,101,327	) (4)	603,967
Total Stockholders Equity	10,891,793	7,456,689	21,111,311		39,459,793

Total Liabilities and Stockholders Equity	29,768,036	13,315,032	21,111,311		64,194,379

(1)	Issuance of 30,000,000 shares of the Company’s common stock for $18,000,000

(2)	Allocation of Purchase Price:

Net Cash paid for acquisition	11,448,000
Common Stock Issued	10,568,000

Total acquisition consideration	22,016,000
Less: estimated net book value of net assets acquired	7,456,689

Excess purchase price to be allocated	14,559,311	(a)

(a)
The company has not yet completed its appraisal of the assets acquired, therefore the entire excess purchase price is allocated to goodwill and will be adjusted upon final valuation of identifiable assets acquired and liabilities assumed.

(3)	Issuance of 8,000,000 shares of common stock as consideration of acquisition of Lerentang.

(4)	Reflects the elimination of Lerentangs historical shareholder equity accounts.

China Aoxing Pharmaceutical Company, Inc.
Unaudited Pro Forma Statement of Operations
For the Year Ended June 30, 2007

	China Aoxing	Lerentang	Adjustment	Total

SALES	$2,244,171	$7,178,945		$9,423,116

COST OF SALES	1,097,416	3,653,898		4,751,314

GROSS PROFIT	1,146,755	3,525,047		4,671,802

COSTS AND EXPENSES
Research and development	103,654	-		103,654
General and administrative expenses	1,764,241	921,449		2,685,690
Interest expense	584,515	57,953		642,468
Depreciation	238,395			238,395
Selling expenses	-	1,346,418		1,346,419
Amortization of deferred interest	1,039,830	-		1,039,830
TOTAL COSTS AND EXPENSES	3,730,636	2,325,820		6,056,456

INCOME (LOSS) BEFORE INCOME TAXES	(2,583,880)	1,199,227		(1,384,653)

Income taxes		429,077		429,077

NET LOSS	$(2,583,880)	$770,150		$(1,813,730)

Basic and diluted earnings per common share	$(0.04)			$(0.02)

Weighted average number of shares outstanding	40,580,356		38,000,000	78,580,356

This pro forma statement does not include any adjustments for expenses resulting from the allocation of the purchase price to specific identifiable tangible and intangible asset.

There were no intercompany transactions between China Aoxing and Lerentang to be eliminated during the period presented.